                                                                     Exhibit 3.2


             [PICTURE OF WORLD MAP, LOGO, COMPANY NAME AND PERSON]


                                                                 COMMON SHARES
                                                            THIS CERTIFICATE IS
                                                              TRANSFERABLE IN
                                                                 NEW YORK, N.Y.


                                 UNION TEXAS
                                  PETROLEUM
                                HOLDINGS, INC.


                            INCORPORATED UNDER THE
                         LAWS OF THE STATE OF DELAWARE
     NUMBER                       INDEX, INC.                     SHARES




                                                        SEE REVERSE FOR CERTAIN
                                                      DEFINITIONS AND STATEMENTS


THIS CERTIFIES THAT




IS THE RECORD HOLDER OF                                       CUSIP  908640 10 5


            FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF THE
                         PAR VALUE OF $.05 EACH OF

Union Texas Petroleum Holdings, Inc., transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

            Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized Officers.

Dated:
COUNTERSIGNED AND REGISTERED                             /s/ J. L. WHITMIRE
FIRST CHICAGO TRUST COMPANY OF NEW YORK
                         TRANSFER AGENT
                          AND REGISTRAR                        CHAIRMAN AND
[seal]                                              CHIEF EXECUTIVE OFFICER

/s/ JOSEPH SPADAFORD
                                                         /s/ AMY J. WATKINS

                                                                  SECRETARY

                   AUTHORIZED OFFICER











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    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common      UNIF GIFT MIN ACT -      Custodian
 TEN ENT - as tenants by the                            ------         --------
           entireties                                   (Cust)          (Minor)
 JT TEN -  as joint tenants with                        under Uniform Gifts to
           right of survivorship                        Minors
           and not as tenants                           Act
           in common                                       ------------------
                                                              (State)


   Additional abbreviations may also be used though not in the above list.


        For Value Received,         hereby sell, assign and transfer unto
                            --------

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
  [                                    ]

  ----------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


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  ----------------------------------------------------------------------------

                                                                        Shares
  ----------------------------------------------------------------------
  of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                      Attorney
  --------------------------------------------------------------------
  to transfer the said stock on the books of the within named
  Corporation with full power of substitution in the premises.

  Dated
       ---------------------------------

                                   -------------------------------------------


                                   -------------------------------------------
                                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                           MUST CORRESPOND WITH THE NAME AS
                                           WRITTEN UPON THE FACE OF THE
                                           CERTIFICATE IN EVERY PARTICULAR
                                           WITHOUT ALTERATION OR ENLARGEMENT
                                           OR ANY CHANGE WHATEVER.




This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Union Texas Petroleum Holdings, Inc. and First Chicago Trust Company of New York, as Rights Agent, dated as of September 12, 1997 (the "Rights Agreement"), the terms of which are incorporated herein by reference and a copy of which is on file at the principal executive office of Union Texas Petroleum Holdings, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Union Texas Petroleum Holdings, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt by it of a written request therefor. Under certain circumstances as provided in the Rights Agreement, Rights issued to or beneficially owned by Acquiring Persons or their Associates or Affiliates (as defined in the Rights Agreement) or any subsequent holder of such Rights may become null and void.